EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-8 No. 333-189682) of Telaria, Inc.,
(2) Registration Statement (Form S-8 No. 333-197585) of Telaria Inc.,
(3) Registration Statement (Form S-8 No. 333-201985) of Telaria Inc.,
(4) Registration Statement (Form S-8 No. 333-206282) of Telaria Inc.,
(5) Registration Statement (Form S-8 No. 333-210242) of Telaria Inc.,
(6) Registration Statement (Form S-8 No. 333-216609) of Telaria Inc.,
(7) Registration Statement (Form S-8 No. 333-223401) of Telaria Inc. and,
(8) Registration Statement (Form S-8 No. 333-230414) of Telaria Inc.,

of our report dated March 18, 2019, with respect to the consolidated financial statements of Telaria, Inc., included in this Annual Report (Form 10-K) of Telaria, Inc. for the year ended December 31, 2019.

/s/Ernst & Young
New York, NY
March 16, 2020

Consent of Independent Registered Public Accounting Firm

Telaria, Inc.
222 Broadway, 16th Floor
New York, New York 10038

We hereby consent to the incorporation by reference in the Registration Statements

(1) Registration Statement (Form S-3 No. 333- 221374) of Telaria inc.,
(2) Registration Statement (Form S-8 No. 333-189682) of Telaria inc.,
(3) Registration Statement (Form S-8 No. 333-197585) of Telaria inc.,
(4) Registration Statement (Form S-8 No. 333-201985) of Telaria inc.,
(5) Registration Statement (Form S-8 No. 333-206282) of Telaria inc.,
(6) Registration Statement (Form S-8 No. 333-210242) of Telaria inc.
(7) Registration Statement (Form S-8 No. 333-216609) of Telaria inc.,
(8) Registration Statement (Form S-8 No. 333-223401) of Telaria inc., and
(9) Registration Statement (Form S-8 No. 333-230414) of Telaria inc.,

of our reports dated March 16, 2020, relating to the consolidated financial statements, and the effectiveness of Telaria, Inc.’s internal control over financial reporting, which appear in this Form 10-K.

BDO USA, LLP
New York, NY
March 16, 2020